UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21162
                                   811-09739

Name of Fund: Merrill Lynch Core Principal Protected Fund of Merrill Lynch
              Principal Protected Trust
              Master Large Cap Core Portfolio of Master Large Cap Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 - Report to Stockholders

                                 Merrill Lynch
                                 Core Principal
                                 Protected Fund

Annual Report
October 31, 2005

Merrill Lynch Core Principal Protected Fund

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                               6-month    12-month
======================================================================================
U.S. equities (Standard & Poor's 500 Index)                        + 5.27%     + 8.72%
--------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                       +12.25      +12.08
--------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)    + 8.63      +18.09
--------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                + 0.15      + 1.13
--------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)     + 0.59      + 2.54
--------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)     + 2.87      + 3.54
--------------------------------------------------------------------------------------

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Trustee


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005       3

A Discussion With Your Fund's Portfolio Manager

      The Fund met its objective of preserving investor principal while also outperforming its all-equity benchmark and the Lipper Balanced Target Maturity Funds average for the fiscal year.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2005, Merrill Lynch Core Principal Protected Fund's Class A, Class B, Class C and Class I Shares had total returns of +11.62%, +10.81%, +10.83% and +11.88%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) The Fund outperformed its all-equity benchmark, the Russell 1000(R) Index, which posted a total return of +10.47% for the same period. The Fund also incorporates a fixed income component. During this 12-month period, the fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, returned +1.13%.

Notably, the Fund's results far exceeded the +1.20% return of the Lipper Balanced Target Maturity Funds category for the 12-month period. (Funds in this Lipper category invest to provide a guaranteed return of investment at maturity. Some of the assets are invested in zero-coupon U.S. Treasury securities, while the remainder is in equity securities for long-term growth of capital and income.)

Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the past 12 months. Impressive gains in the fourth quarter of 2004 were given back in the early months of 2005 as major equity indexes struggled to find their footing. The rally that followed the conclusion of the presidential election in November 2004 was hampered by concerns over inflation, a weak U.S. dollar and continuing interest rate hikes by the Federal Reserve Board (the Fed). As of November 1, 2005, the Fed had increased the federal funds rate 12 consecutive times since June 2004, bringing the short-term interest rate target to 4%. Oil prices continued to fluctuate and achieved record highs on more than one occasion during the reporting period, leading to inflationary concerns, but also contributing to strong performance from the energy sector.

January, March and April were particularly weak months for the market. May through July brought a stock market upturn, as a significant number of acquisition announcements, along with a resilient economy, solid consumer spending, a robust housing sector and solid growth in corporate profits, served to boost equities. The summer rally was short-lived, however, as the markets reacted to the uncertainty created in the aftermath of Hurricanes Katrina and Rita. Specifically, equities stalled in response to spiking energy prices, still rising interest rates, waning consumer confidence, the potential for slowing corporate profit growth and impending new leadership at the Fed as Chairman Alan Greenspan approaches the end of his 18-year tenure. Notably, the October 24 nomination of Dr. Ben Bernanke as Greenspan's replacement was well received by the markets. Still, October ended as one of the weaker months of the fiscal year.

What factors most influenced Fund performance?

Within the equity portion of the portfolio, we invest primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. Stock selection contributed positively to returns in most sectors, including health care (particularly health care providers and services), financials (particularly insurance) and consumer discretionary (particularly retailers). Additionally, in the energy sector, the combination of a sector overweight and effective stock selection enhanced returns, particularly in oil, gas and consumable fuels. While stock selection and sector weightings detracted from the Fund's return in technology and consumer staples, this was more than offset by the overall positive returns in other sectors.

At the individual stock level, the largest positive contributors to performance during the 12-month period were Valero Energy Corp., Humana, Inc., PacifiCare Health Systems, Sunoco, Inc. and Express Scripts, Inc. Our underweight position in Fannie Mae also had a positive impact on the Fund's performance, as this was the largest negative contributor in the Russell 1000 Index. Detracting most from the Fund's performance relative to the all-equity benchmark was Altria Group, Inc., TIBCO Software, Dell, Inc., QLogic Corp. and Cree, Inc.


4      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

What changes were made to the Fund during the period?

The Fund seeks long-term capital growth while protecting the principal value of investor shares. This is accomplished through investments in a core equity component (equity securities of large-capitalization companies) and a protection component (fixed income investments that have financial characteristics resembling a portfolio of zero-coupon bonds). A mathematical formula is used to determine the allocation between these two components. During the fiscal year, the Fund's equity allocation ranged from 69.8% of total assets to 100%, and the fixed income allocation ranged from 30.4% to 0%.

Within the equity portfolio, we continued to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Portfolio's positions in technology, energy and health care while reducing exposure to the consumer discretionary, materials and consumer staples sectors.

The largest purchases during the period included Exxon Mobil Corp., Intel Corp., Dell, Hewlett-Packard Co. and Texas Instruments, Inc. The largest sales included Johnson & Johnson, Chevron Corp., PacifiCare Health Systems, Monsanto Co. and Apple Computer, Inc. These transactions reflected our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

How would you characterize the Fund's position at the close of the period?

As of October 31, 2005, the Fund's assets were invested 100% in equities and 0% in fixed income securities. This compared to 80.3% equities and 19.7% fixed income securities at April 30, 2005, and 69.7% equities and 30.3% fixed income at October 31, 2004.

The Fund's largest overweights at period end were in the energy, information technology and health care sectors. The largest underweights were in financials, which tend to underperform in periods of rising interest rates, consumer staples, industrials and telecommunications services.

Our view is that a somewhat conservative investment posture makes sense, at least until there is more evidence that the Fed is prepared to cease increasing short-term interest rates. Recently reported third-quarter gross domestic product (GDP) data showed that, contrary to investors' concerns, core inflation (which excludes food and energy prices) actually declined from the second quarter. By early 2006, we believe it will become more evident that consumers are retrenching, and that real GDP has decelerated to a more non-inflationary pace, specifically 3% or less. Having said that, we continue to believe that a highly diversified portfolio and a focus on individual security selection (rather than a more macro approach) is appropriate and should be rewarded on a relative basis.

Robert C. Doll, Jr.
President, Trustee and Portfolio Manager

November 4, 2005

--------------------------------------------------------------------------------
If you would like a copy, free of charge, of the most recent annual or quarterly report of Ambac Assurance Corporation, the Guarantor; please contact the Fund at 1-800-MER-FUND.
--------------------------------------------------------------------------------


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005       5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. The Fund's Investment Adviser waived a portion of the Fund's expenses. Without such waiver, the Fund's performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                        6-Month      12-Month    Since Inception
As of October 31, 2005                               Total Return  Total Return    Total Return
================================================================================================
ML Core Principal Protected Fund Class A Shares*         +8.29%       +11.62%        +31.58%
------------------------------------------------------------------------------------------------
ML Core Principal Protected Fund Class B Shares*         +7.87        +10.81         +28.97
------------------------------------------------------------------------------------------------
ML Core Principal Protected Fund Class C Shares*         +7.86        +10.83         +28.99
------------------------------------------------------------------------------------------------
ML Core Principal Protected Fund Class I Shares*         +8.47        +11.88         +32.51
------------------------------------------------------------------------------------------------
Merrill Lynch U.S. Corporate Master Index**              -0.03        + 0.80         +11.94
------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                  +0.15        + 1.13         + 8.14
------------------------------------------------------------------------------------------------
Russell 1000(R) Index****                                +6.18        +10.47         +53.99
------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 2/28/03.
** This unmanaged Index is comprised of all investment grade corporate bonds, rated BBB or higher, of all maturities. Since inception total return is from 2/28/03.
*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds with at least one year to maturity. Since inception total return is from 2/28/03.
**** This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Since inception total return is from 2/28/03.

      Russell 1000 and Russell 3000 are registered trademarks of the Frank Russell Company.


6      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the Merrill Lynch U.S. Corporate Master Index, Lehman Brothers Aggregate Bond Index and the Russell 1000 Index. Values are from February 28, 2003 to October 2005:

                ML Core Principal          ML Core Principal           Merrill Lynch           Lehman Brothers               Russell
                Protected Fund+--          Protected Fund+--          U.S. Corporate                 Aggregate                  1000
                  Class A Shares*            Class B Shares*          Master Index++             Bond Index+++             Index++++
2/28/03**                 $ 9,475                    $10,000                 $10,000                   $10,000               $10,000
10/03                     $10,726                    $11,260                 $10,387                   $10,132               $12,750
10/04                     $11,170                    $11,639                 $11,105                   $10,692               $13,940
10/05                     $12,468                    $12,597                 $11,194                   $10,814               $15,399

* Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ ML Core Principal Protected Fund invests all of its assets in Master Large Cap Core Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged Index is comprised of all investment grade corporate bonds, rated BBB or higher, of all maturities.
+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds with at least one year to maturity.
++++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 10/31/05                               +11.62%        +5.76%
--------------------------------------------------------------------------------
Inception (2/28/03)
through 10/31/05                                      +10.82         +8.61
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                       Return          Return
                                                    Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 10/31/05                               +10.81%           +6.81%
--------------------------------------------------------------------------------
Inception (2/28/03)
through 10/31/05                                      + 9.99            +9.03
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005       7

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C and Class I Shares compared to growth of an investment in the Merrill Lynch U.S. Corporate Master Index, Lehman Brothers Aggregate Bond Index and the Russell 1000 Index. Values are from February 28, 2003 to October 2005:

                ML Core Principal          ML Core Principal           Merrill Lynch           Lehman Brothers               Russell
                Protected Fund+--          Protected Fund+--          U.S. Corporate                 Aggregate                  1000
                  Class C Shares*            Class I Shares*          Master Index++             Bond Index+++             Index++++
2/28/03**                 $10,000                    $ 9,475                 $10,000                   $10,000               $10,000
10/03                     $11,260                    $10,745                 $10,387                   $10,132               $12,750
10/04                     $11,639                    $11,222                 $11,105                   $10,692               $13,940
10/05                     $12,899                    $12,555                 $11,194                   $10,814               $15,399

* Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ ML Core Principal Protected Fund invests all of its assets in Master Large Cap Core Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged Index is comprised of all investment grade corporate bonds, rated BBB or higher, of all maturities.
+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds with at least one year to maturity.
++++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                       Return          Return
                                                    Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 10/31/05                               +10.83%          + 9.83%
--------------------------------------------------------------------------------
Inception (2/28/03)
through 10/31/05                                      +10.00           +10.00
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                  Return Without    Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 10/31/05                               +11.88%        +6.01%
--------------------------------------------------------------------------------
Inception (2/28/03)
through 10/31/05                                      +11.11         +8.89
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2005 and held through October 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                      Beginning          Ending        During the Period*
                                                    Account Value     Account Value      May 1, 2005 to
                                                     May 1, 2005    October 31, 2005    October 31, 2005
=========================================================================================================
Actual
=========================================================================================================
Class A                                                 $1,000          $1,082.90            $ 9.50
---------------------------------------------------------------------------------------------------------
Class B                                                 $1,000          $1,078.70            $13.49
---------------------------------------------------------------------------------------------------------
Class C                                                 $1,000          $1,078.60            $13.54
---------------------------------------------------------------------------------------------------------
Class I                                                 $1,000          $1,084.70            $ 8.19
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                                 $1,000          $1,016.18            $ 9.20
---------------------------------------------------------------------------------------------------------
Class B                                                 $1,000          $1,012.32            $13.06
---------------------------------------------------------------------------------------------------------
Class C                                                 $1,000          $1,012.27            $13.11
---------------------------------------------------------------------------------------------------------
Class I                                                 $1,000          $1,017.44            $ 7.92
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.80% for Class A, 2.56% for Class B, 2.57% for Class C and 1.55% for Class I), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown). Because the Fund invests significantly in a master portfolio, the expense table example reflects the expenses of both the fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005       9

Statement of Assets and Liabilities
                                     Merrill Lynch Core Principal Protected Fund

As of October 31, 2005
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
                  Investment in Master Large Cap Core Portfolio (the "Portfolio"), at
                   value (identified cost--$176,131,514*) .............................                        $   203,484,252
                  Prepaid registration fees ...........................................                                 16,242
                                                                                                               ---------------
                  Total assets ........................................................                            203,500,494
                                                                                                               ---------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                  Payables:
                      Distributor .....................................................    $       160,823
                      Financial warranty fee ..........................................            107,473
                      Advisory fee ....................................................             48,187
                      Other affiliates ................................................             42,585             359,068
                                                                                           ---------------
                  Accrued expenses ....................................................                                 56,222
                                                                                                               ---------------
                  Total liabilities ...................................................                                415,290
                                                                                                               ---------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                  Net Assets ..........................................................                        $   203,085,204
                                                                                                               ===============
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
                  Paid-in capital, unlimited shares of no par value authorized ........                        $   163,763,240
                  Undistributed realized capital gains--net ...........................    $    11,969,226
                  Unrealized appreciation--net ........................................         27,352,738
                                                                                           ---------------
                  Total accumulated earnings--net .....................................                             39,321,964
                                                                                                               ---------------
                  Net Assets ..........................................................                        $   203,085,204
                                                                                                               ===============
==============================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                  Class A--Based on net assets of $7,932,146 and 681,948 shares of
                   beneficial interest outstanding ....................................                        $         11.63
                                                                                                               ===============
                  Class B--Based on net assets of $118,857,826 and 10,326,771 shares of
                   beneficial interest outstanding ....................................                        $         11.51
                                                                                                               ===============
                  Class C--Based on net assets of $69,261,197 and 6,008,658 shares of
                   beneficial interest outstanding ....................................                        $         11.53
                                                                                                               ===============
                  Class I--Based on net assets of $7,034,035 and 603,337 shares of
                   beneficial interest outstanding ....................................                        $         11.66
                                                                                                               ===============

* The cost and unrealized appreciation of investments as of October 31, 2005 as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................       $176,131,514
                                                                    ============
      Gross unrealized appreciation .........................       $ 27,352,738
      Gross unrealized depreciation .........................                 --
                                                                    ------------
      Net unrealized appreciation ...........................       $ 27,352,738
                                                                    ============

      See Notes to Financial Statements.


10     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Statement of Operations              Merrill Lynch Core Principal Protected Fund

For the Year Ended October 31, 2005
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Interest and amortization of premium and discount earned ............                        $       823,802
                  Net investment income allocated from the Portfolio:
                      Dividends .......................................................                              2,530,983
                      Securities lending--net .........................................                                 15,013
                      Interest from affiliates ........................................                                 11,159
                      Expenses ........................................................                             (1,016,806)
                                                                                                               ---------------
                  Total income ........................................................                              2,364,151
                                                                                                               ---------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
                  Investment advisory fees ............................................    $     1,662,277
                  Financial warranty fees .............................................          1,385,231
                  Account maintenance and distribution fees--Class B ..................          1,279,861
                  Account maintenance and distribution fees--Class C ..................            755,794
                  Transfer agent fees--Class B ........................................             99,009
                  Accounting services .................................................             66,837
                  Professional fees ...................................................             61,485
                  Transfer agent fees--Class C ........................................             59,966
                  Printing and shareholder reports ....................................             51,503
                  Account maintenance fees--Class A ...................................             23,849
                  Trustees' fees and expenses .........................................             22,683
                  Registration fees ...................................................             11,670
                  Custodian fees ......................................................              7,539
                  Transfer agent fees--Class A ........................................              6,348
                  Transfer agent fees--Class I ........................................              5,678
                  Pricing fees ........................................................              1,159
                  Other ...............................................................              3,402
                                                                                           ---------------
                  Total expenses before waiver ........................................          5,504,291
                  Waiver of expenses ..................................................         (947,146))
                                                                                           ---------------
                  Total expenses after waiver .........................................                              4,557,145
                                                                                                               ---------------
                  Investment loss--net ................................................                             (2,192,994)
                                                                                                               ---------------
==============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
------------------------------------------------------------------------------------------------------------------------------
                  Realized gain on:
                      Investments--net ................................................            878,125
                      Allocations from the Portfolio--net .............................         15,756,727          16,634,852
                                                                                           ---------------
                  Change in unrealized appreciation on:
                      Investments--net ................................................         (2,130,404)
                      Allocations from the Portfolio--net .............................         11,170,337           9,039,933
                                                                                           -----------------------------------
                  Total realized and unrealized gain--net .............................                             25,674,785
                                                                                                               ---------------
                  Net Increase in Net Assets Resulting from Operations ................                        $    23,481,791
                                                                                                               ===============

        See Notes to Financial Statements.


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      11

Statements of Changes in Net Assets
                                     Merrill Lynch Core Principal Protected Fund

                                                                                                    For the Year Ended
                                                                                                        October 31,
                                                                                           -----------------------------------
Increase (Decrease) in Net Assets:                                                              2005                 2004
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                  Investment loss--net ................................................    $    (2,192,994)    $    (1,340,000)
                  Realized gain--net ..................................................         16,634,852          22,051,621
                  Change in unrealized appreciation--net ..............................          9,039,933         (11,410,987)
                                                                                           -----------------------------------
                  Net increase in net assets resulting from operations ................         23,481,791           9,300,634
                                                                                           -----------------------------------
==============================================================================================================================
Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------------
                  Realized gain:
                    Class A ...........................................................           (984,088)           (534,083)
                    Class B ...........................................................        (11,314,489)         (3,774,344)
                    Class C ...........................................................         (6,752,309)         (2,827,877)
                    Class I ...........................................................           (940,591)           (402,757)
                                                                                           -----------------------------------
                  Net decrease from distributions to shareholders .....................        (19,991,477)         (7,539,061)
                                                                                           -----------------------------------
==============================================================================================================================
Beneficial Interest Transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net decrease in net assets derived from beneficial interest
                   transactions .......................................................        (34,244,888)        (55,153,321)
                                                                                           -----------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                  Total decrease in net assets ........................................        (30,754,574)        (53,391,748)
                  Beginning of year ...................................................        233,839,778         287,231,526
                                                                                           -----------------------------------
                  End of year .........................................................    $   203,085,204     $   233,839,778
                                                                                           ===================================

      See Notes to Financial Statements.


12     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Financial Highlights                 Merrill Lynch Core Principal Protected Fund

                                                                                    Class A
                                                                ---------------------------------------------
                                                                                               For the Period
                                                                    For the Year Ended          February 28,
                                                                        October 31,               2003+ to
The following per share data and ratios have been derived       ---------------------------      October 31,
from information provided in the financial statements.             2005             2004            2003
=============================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...      $    11.44       $    11.32        $    10.00
                                                                ---------------------------------------------
                  Investment income (loss)--net ..........            (.03)@@           .01               .01
                  Realized and unrealized gain--net ......            1.31              .44              1.31
                                                                ---------------------------------------------
                  Total from investment operations .......            1.28              .45              1.32
                                                                ---------------------------------------------
                  Less distributions of realized gain--net           (1.09)            (.33)               --
                                                                ---------------------------------------------
                  Net asset value, end of period .........      $    11.63       $    11.44        $    11.32
                                                                =============================================
=============================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....           11.62%            4.14%            13.20%@
                                                                =============================================
=============================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------
                  Expenses, net of waiver++ ..............            1.83%            1.83%             2.00%*
                                                                =============================================
                  Expenses++ .............................            2.25%            2.16%             2.26%*
                                                                =============================================
                  Investment income (loss)--net ..........            (.26%)            .13%              .10%*
                                                                =============================================
=============================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)      $    7,932       $   11,534        $   18,674
                                                                =============================================
                  Portfolio turnover of the Fund .........          186.21%          167.08%           175.43%
                                                                =============================================
                  Portfolio turnover of the Portfolio ....           93.95%          135.48%           138.73%
                                                                =============================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.

       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      13

Financial Highlights (continued)     Merrill Lynch Core Principal Protected Fund

                                                                                    Class B
                                                                ---------------------------------------------
                                                                                               For the Period
                                                                    For the Year Ended          February 28,
                                                                        October 31,               2003+ to
The following per share data and ratios have been derived       ---------------------------      October 31,
from information provided in the financial statements.             2005             2004            2003
=============================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...      $    11.33       $    11.26        $    10.00
                                                                ---------------------------------------------
                  Investment loss--net ...................            (.12)@@          (.07)             (.05)
                  Realized and unrealized gain--net ......            1.30              .44              1.31
                                                                ---------------------------------------------
                  Total from investment operations .......            1.18              .37              1.26
                                                                ---------------------------------------------
                  Less distributions of realized gain--net           (1.00)            (.30)               --
                                                                ---------------------------------------------
                  Net asset value, end of period .........      $    11.51       $    11.33        $    11.26
                                                                =============================================
=============================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....           10.81%            3.36%          12.60%@
                                                                =============================================
=============================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------
                  Expenses, net of waiver++ ..............            2.59%            2.58%             2.76%*
                                                                =============================================
                  Expenses++ .............................            3.01%            2.91%             3.03%*
                                                                =============================================
                  Investment loss--net ...................           (1.07%)           (.59%)            (.68%)*
                                                                =============================================
=============================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)      $  118,858       $  130,014        $  145,568
                                                                =============================================
                  Portfolio turnover of the Fund .........          186.21%          167.08%           175.43%
                                                                =============================================
                  Portfolio turnover of the Portfolio ....           93.95%          135.48%           138.73%
                                                                =============================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


14     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Financial Highlights (continued)     Merrill Lynch Core Principal Protected Fund

                                                                                    Class C
                                                                ---------------------------------------------
                                                                                               For the Period
                                                                    For the Year Ended          February 28,
                                                                        October 31,               2003+ to
The following per share data and ratios have been derived       ---------------------------      October 31,
from information provided in the financial statements.             2005             2004            2003
=============================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...      $    11.33       $    11.26        $    10.00
                                                                ---------------------------------------------
                  Investment loss--net ...................            (.12)@@          (.07)             (.05)
                  Realized and unrealized gain--net ......            1.30              .44              1.31
                                                                ---------------------------------------------
                  Total from investment operations .......            1.18              .37              1.26
                                                                ---------------------------------------------
                  Less distributions of realized gain--net            (.98)            (.30)               --
                                                                ---------------------------------------------
                  Net asset value, end of period .........      $    11.53       $    11.33        $    11.26
                                                                =============================================
=============================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....           10.83%            3.37%            12.60%@
                                                                =============================================
=============================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------
                  Expenses, net of waiver++ ..............            2.59%            2.59%             2.76%*
                                                                =============================================
                  Expenses++ .............................            3.01%            2.91%             3.03%*
                                                                =============================================
                  Investment loss--net ...................           (1.05%)           (.61%)            (.68%)*
                                                                =============================================
=============================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)      $   69,261       $   82,398        $  108,700
                                                                =============================================
                  Portfolio turnover of the Fund .........          186.21%          167.08%           175.43%
                                                                =============================================
                  Portfolio turnover of the Portfolio ....           93.95%          135.48%           138.73%
                                                                =============================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      15

Financial Highlights (concluded)     Merrill Lynch Core Principal Protected Fund

                                                                                    Class I
                                                                ---------------------------------------------
                                                                                               For the Period
                                                                    For the Year Ended          February 28,
                                                                        October 31,               2003+ to
The following per share data and ratios have been derived       ---------------------------      October 31,
from information provided in the financial statements.             2005             2004            2003
=============================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...      $    11.48       $    11.34        $    10.00
                                                                ---------------------------------------------
                  Investment income (loss)--net ..........              --***@@         .04               .03
                  Realized and unrealized gain--net ......            1.31              .45              1.31
                                                                ---------------------------------------------
                  Total from investment operations .......            1.31              .49              1.34
                                                                ---------------------------------------------
                  Less distributions of realized gain--net           (1.13)            (.35)               --
                                                                ---------------------------------------------
                  Net asset value, end of period .........      $    11.66       $    11.48        $    11.34
                                                                =============================================
=============================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....           11.88%            4.44%          13.40%@
                                                                =============================================
=============================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------
                  Expenses, net of waiver++ ..............            1.58%            1.58%             1.75%*
                                                                =============================================
                  Expenses++ .............................            2.00%            1.91%             2.01%*
                                                                =============================================
                  Investment income (loss)--net ..........            (.01%)            .39%              .35%*
                                                                =============================================
=============================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)      $    7,034       $    9,893        $   14,290
                                                                =============================================
                  Portfolio turnover of the Fund .........          186.21%          167.08%           175.43%
                                                                =============================================
                  Portfolio turnover of the Portfolio ....           93.95%          135.48%           138.73%
                                                                =============================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Amount is less than $(.01) per share.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


16     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Notes to Financial Statements        Merrill Lynch Core Principal Protected Fund

1. Significant Accounting Policies:

Merrill Lynch Core Principal Protected Fund (the "Fund") is a series of Merrill Lynch Principal Protected Trust (the "Trust"). Under the Investment Company Act of 1940, as amended, the Fund is diversified and the Trust is registered as an open-end management investment company. The Fund invests all or a portion of its assets in the Master Large Cap Core Portfolio (the "Portfolio"), which is a series of Master Large Cap Series Trust. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at October 31, 2005 was 7.6%. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from February 28, 2003 through February 28, 2010 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after the Guarantee Maturity Date. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investments in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      17

                                     Merrill Lynch Core Principal Protected Fund

the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, and protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Security transactions, investment income and expenses -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Investment transactions in the Portfolio are accounted for on a trade date basis. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial


18     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

                                     Merrill Lynch Core Principal Protected Fund

and tax reporting. Accordingly, during the current year, $2,210,546 has been reclassified between undistributed net realized capital gains and accumulated net investment loss, $17,552 has been reclassified between accumulated net investment loss and paid-in-capital, and $492,254 has been reclassified between undistributed net realized capital gains and paid-in-capital as a result of permanent differences attributable to net operating losses, nondeductible expenses, and other permanent differences. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreements and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the Fund's average daily net assets. FAM has contractually agreed to waive its management fee by the amount of management fees the Fund pays FAM indirectly through its investment in the Portfolio. For the year ended October 31, 2005, FAM earned fees of $1,662,277, of which $947,146 was waived. In addition, FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A .......................................      .25%               --
Class B .......................................      .25%              .75%
Class C .......................................      .25%              .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2005, MLPF&S received contingent deferred sales charges of $427,572 relating to transactions in Class B Shares.

The Trust, on behalf of the Fund, and FAM have entered into a Financial Warranty Agreement with Ambac Assurance Corporation ("Ambac"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to Ambac, under the Financial Warranty Agreement, an annual fee equal to .625% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, Ambac will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2005, the Fund reimbursed FAM $5,480 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, FAMD, FDS, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities and investments in the Portfolio, for the year ended October 31, 2005 were $41,013,104 and $111,616,546, respectively.


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      19

Notes to Financial Statements (concluded)
                                     Merrill Lynch Core Principal Protected Fund

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $34,244,888 and $55,153,321 for the years ended October 31, 2005 and October 31, 2004, respectively.

Transactions in beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........            80,389       $    891,509
Shares redeemed ..........................          (406,697)        (4,620,834)
                                                -------------------------------
Net decrease .............................          (326,308)      $ (3,729,325)
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2004                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........            46,708       $    510,046
Shares redeemed ..........................          (688,265)        (7,863,927)
                                                -------------------------------
Net decrease .............................          (641,557)      $ (7,353,881)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........           959,658       $ 10,604,221
Shares redeemed ..........................        (2,106,262)       (23,728,752)
                                                -------------------------------
Net decrease .............................        (1,146,604)      $(13,124,531)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2004                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........           332,947       $  3,622,465
Shares redeemed ..........................        (1,786,611)       (20,011,967)
                                                -------------------------------
Net decrease .............................        (1,453,664)      $(16,389,502)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........           579,383       $  6,407,980
Shares redeemed ..........................        (1,842,425)       (20,850,978)
                                                -------------------------------
Net decrease .............................        (1,263,042)      $(14,442,998)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2004                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........           251,004       $  2,730,931
Shares redeemed ..........................        (2,632,406)       (29,610,137)
                                                -------------------------------
Net decrease .............................        (2,381,402)      $(26,879,206)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended October 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........            21,706       $    240,715
Shares redeemed ..........................          (280,520)        (3,188,749)
                                                -------------------------------
Net decrease .............................          (258,814)      $ (2,948,034)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended October 31, 2004                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........             7,138       $     78,014
Shares redeemed ..........................          (405,379)        (4,608,746)
                                                -------------------------------
Net decrease .............................          (398,241)      $ (4,530,732)
                                                ===============================

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                  10/31/2005         10/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $ 3,734,969        $ 2,894,514
  Net long-term capital gains ............         16,256,508          4,644,547
                                                  ==============================
Total taxable distributions ..............        $19,991,477        $ 7,539,061
                                                  ==============================

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net .......                          $ 3,285,391
Undistributed long-term capital gains--net                            8,683,835
                                                                    -----------
Total undistributed earnings--net ........                           11,969,226
Capital loss carryforward ................                                   --
Unrealized gains--net ....................                           27,352,738
                                                                    -----------
Total accumulated earnings--net ..........                          $39,321,964
                                                                    ===========


20     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Report of Independent Registered Public Accounting Firm
                                     Merrill Lynch Core Principal Protected Fund

To the Shareholders and Board of Trustees of Merrill Lynch Principal Protected Trust:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Core Principal Protected Fund, one of the series constituting Merrill Lynch Principal Protected Trust (the "Trust"), as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2005

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust to shareholders of record on December 13, 2004:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ..............................  48.22%
Dividends Qualifying for the Dividends Received
  Deduction for Corporations ...........................................  47.00%
Federal Obligation Interest ............................................  31.85%
--------------------------------------------------------------------------------

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund distributed long-term capital gains of $.817782 per share to shareholders of record on December 13, 2004.


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      21

Officers and Trustees of the Trust

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held         Time                                                           Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Trustee               (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *  Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees
               serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
               President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Trustee      2002 to  Professor of Finance and Economics at the Columbia    20 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;    26 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. from 1997 to
            Age: 65                              2001; Chairman of Wave Hill, Inc. since 1990; Trustee
                                                 of Phillips Exeter Academy from 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Trustee      2002 to  Chief Financial Officer of JPMorgan & Co., Inc. from  20 Funds        None
Flynn       Princeton, NJ               present  1990 to 1995 and an employee of JPMorgan in           26 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 66
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Trustee      2002 to  Mizuho Financial Group, Professor of Finance,         21 Funds        None
Kester      Princeton, NJ               present  Harvard Business School, Unit Head, Finance since     27 Portfolios
            08543-9095                           2005; Senior Associate Dean and Chairman of the
            Age: 53                              Program of Harvard Business School, 1999 to 2005;
                                                 Member of the faculty of Harvard Business School
                                                 since 1981; Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Trustee      2002 to  President of Robards & Company, a financial advisory  20 Funds        AtriCure,
Robards***  Princeton, NJ               present  firm since 1987; formerly an investment banker with   26 Portfolios   Inc. (medical
            08543-9095                           Morgan Stanley for more than ten years; Director                      devices)
            Age: 55                              of Enable Medical Corp. from 1996 to 2005;
                                                 Director of AtriCure, Inc. since 2000; Director of
                                                 the Cooke Center for Learning and Development,
                                                 a not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Chairman of the Audit Committee.
            *** Chair of the Board.

22     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Officers and Trustees of the Trust (concluded)

                           Position(s)  Length of
                           Held         Time
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2002 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer             President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      23

Portfolio Information as of October 31, 2005     Master Large Cap Core Portfolio

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ....................................................   3.8%
General Electric Co. .................................................   2.0
ConocoPhillips .......................................................   1.8
Hewlett-Packard Co. ..................................................   1.7
Pfizer, Inc. .........................................................   1.7
UnitedHealth Group, Inc. .............................................   1.6
Intel Corp. ..........................................................   1.6
Motorola, Inc. .......................................................   1.4
Texas Instruments, Inc. ..............................................   1.4
Dell, Inc. ...........................................................   1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Information Technology ...............................................   24.2%
Energy ...............................................................   18.2
Health Care ..........................................................   17.8
Financials ...........................................................   10.8
Consumer Discretionary ...............................................   10.6
Industrials ..........................................................    5.7
Materials ............................................................    2.9
Consumer Staples .....................................................    2.8
Utilities ............................................................    2.0
Other* ...............................................................    5.0
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ..........................................   18.6%
Health Care Providers & Services .....................................   10.9
Software .............................................................    9.0
Insurance ............................................................    8.4
Semiconductors & Semiconductor Equipment .............................    6.4
--------------------------------------------------------------------------------

      For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.


24     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Schedule of Investments                          Master Large Cap Core Portfolio

                                                         Shares
Sector   Industry   Common Stocks                          Held        Value
===============================================================================
Consumer Discretionary -- 11.2%
         Auto Components -- 1.0%
         The Goodyear Tire & Rubber Co. (c)(d)        1,610,000  $   25,180,400
         ----------------------------------------------------------------------
         Hotels, Restaurants &
           Leisure -- 1.1%
         Darden Restaurants, Inc.                       880,000      28,529,600
         ----------------------------------------------------------------------
         Household Durables -- 1.7%
         NVR, Inc. (c)                                   30,000      20,565,000
         Ryland Group, Inc.                             380,000      25,574,000
                                                                 --------------
                                                                     46,139,000
         ----------------------------------------------------------------------
         Multiline Retail -- 2.2%
         JC Penney Co., Inc.                            580,000      29,696,000
         Nordstrom, Inc.                                870,000      30,145,500
                                                                 --------------
                                                                     59,841,500
         ----------------------------------------------------------------------
         Specialty Retail -- 5.2%
         Advance Auto Parts (c)                         450,000      16,875,000
         American Eagle Outfitters                    1,090,000      25,669,500
         AutoNation, Inc. (c)                           420,000       8,349,600
         Best Buy Co., Inc.                             370,000      16,376,200
         Circuit City Stores, Inc.                    1,230,000      21,881,700
         Office Depot, Inc. (c)                         780,000      21,473,400
         Staples, Inc.                                1,190,000      27,048,700
                                                                 --------------
                                                                    137,674,100
         ----------------------------------------------------------------------
         Total Consumer Discretionary                               297,364,600
===============================================================================
Consumer Staples -- 2.9%
         Food & Staples Retailing -- 1.0%
         The Kroger Co. (c)                           1,380,000      27,462,000
         ----------------------------------------------------------------------
         Food Products -- 0.8%
         Archer-Daniels-Midland Co.                     690,000      16,815,300
         Pilgrim's Pride Corp.                          190,000       5,981,200
                                                                 --------------
                                                                     22,796,500
         ----------------------------------------------------------------------
         Household Products -- 0.8%
         Energizer Holdings, Inc. (c)                    90,000       4,544,100
         Procter & Gamble Co.                           280,000      15,677,200
                                                                 --------------
                                                                     20,221,300
         ----------------------------------------------------------------------
         Tobacco -- 0.3%
         Altria Group, Inc.                             100,000       7,505,000
         ----------------------------------------------------------------------
         Total Consumer Staples                                      77,984,800
===============================================================================
Energy -- 19.1%
         Energy Equipment &
           Services -- 0.5%
         Cooper Cameron Corp. (c)                       180,000      13,271,400
         ----------------------------------------------------------------------
         Oil, Gas & Consumable
           Fuels -- 18.6%
         Amerada Hess Corp. (d)                         220,000      27,522,000
         Anadarko Petroleum Corp.                       350,000      31,748,500
         Apache Corp.                                   260,000      16,595,800
         Burlington Resources, Inc.                     480,000      34,665,600
         Chevron Corp.                                   80,000       4,565,600
         ConocoPhillips                                 740,000      48,381,200
         Devon Energy Corp.                             550,000      33,209,000
         Exxon Mobil Corp.                            1,820,000     102,174,800
         Forest Oil Corp. (c)                           540,000      23,587,200
         Kerr-McGee Corp.                               340,000      28,913,600
         Marathon Oil Corp.                             530,000      31,884,800
         Newfield Exploration Co. (c)                   100,000       4,533,000
         Occidental Petroleum Corp. (d)                 450,000      35,496,000
         Sunoco, Inc.                                   400,000      29,800,000
         Tesoro Corp.                                   150,000       9,172,500
         Valero Energy Corp.                            320,000      33,676,800
                                                                 --------------
                                                                    495,926,400
         ----------------------------------------------------------------------
         Total Energy                                               509,197,800
===============================================================================
Financials -- 11.3%
         Capital Markets -- 1.5%
         Goldman Sachs Group, Inc.                       50,000       6,318,500
         Lehman Brothers Holdings, Inc.                 280,000      33,507,600
                                                                 --------------
                                                                     39,826,100
         ----------------------------------------------------------------------
         Commercial Banks -- 0.4%
         Bank of America Corp.                          270,000      11,809,800
         ----------------------------------------------------------------------
         Diversified Financial
           Services -- 1.0%
         Citigroup, Inc.                                560,000      25,636,800
         ----------------------------------------------------------------------
         Insurance -- 8.4%
         AON Corp.                                      760,000      25,726,000
         The Allstate Corp.                             490,000      25,867,100
         American International Group, Inc.              90,000       5,832,000
         Metlife, Inc.                                  650,000      32,116,500
         The Progressive Corp. (d)                       90,000      10,422,900
         Prudential Financial, Inc.                     470,000      34,211,300
         Safeco Corp.                                   410,000      22,837,000
         The St. Paul Travelers Cos., Inc. (d)          740,000      33,322,200
         UnumProvident Corp.                          1,240,000      25,159,600
         W.R. Berkley Corp.                             225,000       9,832,500
                                                                 --------------
                                                                    225,327,100
         ----------------------------------------------------------------------
         Total Financials                                           302,599,800
===============================================================================
Health Care -- 18.7%
         Biotechnology -- 2.2%
         Amgen, Inc. (c)                                330,000      25,000,800
         Invitrogen Corp. (c)                           310,000      19,712,900
         Techne Corp. (c)                               260,000      14,097,200
                                                                 --------------
                                                                     58,810,900
         ----------------------------------------------------------------------
         Health Care Equipment &
           Supplies -- 0.8%
         Becton Dickinson & Co.                         430,000      21,822,500
         ----------------------------------------------------------------------
         Health Care Providers &
           Services -- 10.9%
         Aetna, Inc. New Shares                         380,000      33,652,800
         AmerisourceBergen Corp.                        390,000      29,745,300
         Caremark Rx, Inc. (c)                          650,000      34,060,000
         Cigna Corp.                                    260,000      30,126,200
         Express Scripts, Inc. (c)(d)                   380,000      28,655,800
         HCA, Inc.                                      600,000      28,914,000
         Humana, Inc. (c)                               600,000      26,634,000
         McKesson Corp.                                 660,000      29,983,800
         Quest Diagnostics, Inc.                        150,000       7,006,500
         UnitedHealth Group, Inc.                       750,000      43,417,500
                                                                 --------------
                                                                    292,195,900
         ----------------------------------------------------------------------
         Pharmaceuticals -- 4.8%
         Allergan, Inc. (d)                             330,000      29,469,000
         Barr Pharmaceuticals, Inc. (c)                 470,000      27,001,500
         Johnson & Johnson                              240,000      15,028,800


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      25

Schedule of Investments (continued)              Master Large Cap Core Portfolio

                                                         Shares
Sector   Industry   Common Stocks                          Held        Value
===============================================================================
Health Care (concluded)
         Pharmaceuticals (concluded)
         King Pharmaceuticals, Inc. (c)                 740,000  $   11,418,200
         Pfizer, Inc.                                 2,030,000      44,132,200
                                                                 --------------
                                                                    127,049,700
         ----------------------------------------------------------------------
         Total Health Care                                          499,879,000
===============================================================================
Industrials -- 6.0%
         Aerospace & Defense -- 0.7%
         Precision Castparts Corp.                       90,000       4,262,400
         Raytheon Co.                                   390,000      14,410,500
                                                                 --------------
                                                                     18,672,900
         ----------------------------------------------------------------------
         Airlines -- 0.2%
         AMR Corp. (c)(d)                               430,000       5,809,300
         ----------------------------------------------------------------------
         Commercial Services &
           Supplies -- 0.2%
         Corporate Executive Board Co.                   70,000       5,784,800
         ----------------------------------------------------------------------
         Electrical Equipment -- 0.8%
         Rockwell Automation, Inc.                      410,000      21,791,500
         ----------------------------------------------------------------------
         Industrial Conglomerates -- 2.0%
         General Electric Co.                         1,530,000      51,882,300
         ----------------------------------------------------------------------
         Machinery -- 1.0%
         Cummins, Inc.                                  210,000      17,927,700
         Joy Global, Inc.                               180,000       8,256,600
                                                                 --------------
                                                                     26,184,300
         ----------------------------------------------------------------------
         Road & Rail -- 1.1%
         CSX Corp.                                      640,000      29,318,400
         ----------------------------------------------------------------------
         Total Industrials                                          159,443,500
===============================================================================
Information Technology -- 25.5%
         Communications
           Equipment -- 1.4%
         Motorola, Inc.                               1,730,000      38,336,800
         ----------------------------------------------------------------------
         Computers & Peripherals -- 5.7%
         Dell, Inc. (c)                               1,150,000      36,662,000
         Hewlett-Packard Co.                          1,590,000      44,583,600
         International Business Machines Corp.           40,000       3,275,200
         NCR Corp. (c)                                  650,000      19,643,000
         QLogic Corp. (c)                               680,000      20,508,800
         Western Digital Corp. (c)(d)                 2,190,000      26,499,000
                                                                 --------------
                                                                    151,171,600
         ----------------------------------------------------------------------
         Electronic Equipment &
           Instruments -- 0.5%
         Jabil Circuit, Inc. (c)(d)                     430,000      12,835,500
         ----------------------------------------------------------------------
         IT Services -- 2.5%
         CheckFree Corp. (c)                            530,000      22,525,000
         Computer Sciences Corp. (c)                    140,000       7,175,000
         Fiserv, Inc. (c)(d)                            590,000      25,771,200
         Sabre Holdings Corp. Class A                   640,000      12,499,200
                                                                     67,970,400
         ----------------------------------------------------------------------
         Semiconductors & Semiconductor
           Equipment -- 6.4%
         Broadcom Corp. Class A (c)                     260,000      11,039,600
         Intel Corp.                                  1,840,000      43,240,000
         LSI Logic Corp. (c)(d)                       3,100,000      25,141,000
         Lam Research Corp. (c)                         780,000      26,317,200
         Nvidia Corp. (c)                               810,000      27,175,500
         Texas Instruments, Inc.                      1,300,000      37,115,000
                                                                 --------------
                                                                    170,028,300
         ----------------------------------------------------------------------
         Software -- 9.0%
         Autodesk, Inc.                                 620,000      27,980,600
         BEA Systems, Inc. (c)                        2,960,000      26,107,200
         BMC Software, Inc. (c)                       1,100,000      21,549,000
         Citrix Systems, Inc. (c)                     1,010,000      27,845,700
         Compuware Corp. (c)                          1,110,000       8,979,900
         Intuit, Inc. (c)                               590,000      27,098,700
         McAfee, Inc. (c)                               910,000      27,327,300
         Mercury Interactive Corp. (c)                  650,000      22,613,500
         Microsoft Corp.                              1,010,000      25,957,000
         Red Hat, Inc. (c)                            1,060,000      24,613,200
                                                                 --------------
                                                                    240,072,100
         ----------------------------------------------------------------------
         Total Information Technology                               680,414,700
===============================================================================
Materials -- 3.1%
         Chemicals -- 0.6%
         Eastman Chemical Co. (d)                       270,000      14,245,200
         ----------------------------------------------------------------------
         Containers & Packaging -- 0.6%
         Crown Holdings, Inc. (c)                       930,000      15,084,600
         ----------------------------------------------------------------------
         Metals & Mining -- 1.5%
         Freeport-McMoRan Copper & Gold,
           Inc. Class B (d)                             240,000      11,860,800
         Nucor Corp. (d)                                480,000      28,728,000
                                                                 --------------
                                                                     40,588,800
         ----------------------------------------------------------------------
         Paper & Forest Products -- 0.4%
         MeadWestvaco Corp.                             440,000      11,536,800
         ----------------------------------------------------------------------
         Total Materials                                             81,455,400
===============================================================================
Utilities -- 2.1%
         Electric Utilities -- 1.4%
         American Electric Power Co., Inc.              110,000       4,175,600
         Edison International                           630,000      27,568,800
         Northeast Utilities                            360,000       6,548,400
                                                                 --------------
                                                                     38,292,800
         ----------------------------------------------------------------------
         Multi-Utilities -- 0.7%
         CMS Energy Corp. (c)(d)                      1,190,000      17,742,900
         ----------------------------------------------------------------------
         Total Utilities                                             56,035,700
         ----------------------------------------------------------------------
         Total Common Stocks
         (Cost -- $2,304,822,230) -- 99.9%                        2,664,375,300
===============================================================================

                        Short-Term                   Beneficial
                        Securities                     Interest
===============================================================================
         Merrill Lynch Liquidity Series, LLC
          Cash Sweep Series I (a)                   $ 4,121,341       4,121,341
         Merrill Lynch Liquidity Series, LLC
          Money Market Series (a)(b)                136,792,200     136,792,200
         ----------------------------------------------------------------------
         Total Short-Term Securities
         (Cost -- $140,913,541) -- 5.3%                             140,913,541
===============================================================================
         Total Investments
         (Cost -- $2,445,735,771*) -- 105.2%                      2,805,288,841

         Liabilities in Excess of Other Assets -- (5.2%)           (138,590,095)
                                                                 --------------
         Net Assets -- 100.0%                                    $2,666,698,746
                                                                 ==============


26     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Schedule of Investments (concluded)              Master Large Cap Core Portfolio

      For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Sectors and industries are shown as a percent of net assets. These sector and industry classifications are unaudited.

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................  $2,459,099,961
                                                                 ==============
      Gross unrealized appreciation ...........................  $  440,422,571
      Gross unrealized depreciation ...........................     (94,233,691)
                                                                 --------------
      Net unrealized appreciation .............................  $  346,188,880
                                                                 ==============

(a) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net        Interest
      Affiliate                                       Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                          $1,766,173     $125,703
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                          $1,214,900     $176,578
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.
(c)   Non-income producing security.
(d)   Security, or a portion of security, is on loan.


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      27

Statement of Assets and Liabilities              Master Large Cap Core Portfolio

As of October 31, 2005
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
                  Investments in unaffiliated securities, at value*+ ..................                        $ 2,664,375,300
                  Investments in affiliated securities, at value** ....................                            140,913,541
                  Receivables:
                     Securities sold ..................................................    $    40,078,661
                     Contributions ....................................................          7,000,055
                     Dividends ........................................................          1,092,450
                     Securities lending ...............................................             36,194          48,207,360
                                                                                           ---------------
                  Prepaid expenses ....................................................                                 42,281
                                                                                                               ---------------
                  Total assets ........................................................                          2,853,538,482
                                                                                                               ---------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                  Collateral on securities loaned, at value ...........................                            136,792,200
                  Payables:
                     Securities purchased .............................................         41,896,996
                     Withdrawals ......................................................          3,536,420
                     Custodian bank ...................................................          3,401,802
                     Investment adviser ...............................................          1,040,392
                     Other affiliates .................................................             30,062          49,905,672
                                                                                           ---------------
                  Accrued expenses ....................................................                                141,864
                                                                                                               ---------------
                  Total liabilities ...................................................                            186,839,736
                                                                                                               ---------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                  Net assets ..........................................................                        $ 2,666,698,746
                                                                                                               ===============
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
                  Investors' capital ..................................................                        $ 2,307,145,676
                  Unrealized appreciation -- net ......................................                            359,553,070
                                                                                                               ---------------
                  Net Assets ..........................................................                        $ 2,666,698,746
                                                                                                               ===============
                  *  Identified cost for unaffiliated securities ......................                        $ 2,304,822,230
                                                                                                               ===============
                  ** Identified cost for affiliated securities ........................                        $   140,913,541
                                                                                                               ===============
                  +  Securities loaned for unaffiliated securities ....................                        $   133,121,337
                                                                                                               ===============

      See Notes to Financial Statements.


28     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Statement of Operations                          Master Large Cap Core Portfolio

For the Year Ended October 31, 2005
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Dividends ...........................................................                        $    28,489,172
                  Securities lending -- net ...........................................                                176,578
                  Interest from affiliates ............................................                                125,703
                                                                                                               ---------------
                  Total income ........................................................                             28,791,453
                                                                                                               ---------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
                  Investment advisory fees ............................................    $    11,047,046
                  Accounting services .................................................            501,657
                  Custodian fees ......................................................            128,210
                  Professional fees ...................................................             68,428
                  Trustees' fees and expenses .........................................             65,144
                  Printing and shareholder reports ....................................              6,773
                  Pricing fees ........................................................              1,193
                  Other ...............................................................             46,948
                                                                                           ---------------
                  Total expenses ......................................................                             11,865,399
                                                                                                               ---------------
                  Investment income -- net ............................................                             16,926,054
                                                                                                               ---------------
==============================================================================================================================
Realized & Unrealized Gain -- Net
------------------------------------------------------------------------------------------------------------------------------
                  Realized gain on investments -- net .................................        185,237,400
                  Change in unrealized appreciation on investments -- net .............        159,284,150
                                                                                           ---------------
                  Total realized and unrealized gain -- net ...........................                            344,521,550
                                                                                                               ---------------
                  Net Increase in Net Assets Resulting from Operations ................                        $   361,447,604
                                                                                                               ===============

      See Notes to Financial Statements.


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      29

Statements of Changes in Net Assets              Master Large Cap Core Portfolio

                                                                                                   For the Year Ended
                                                                                                       October 31,
                                                                                           -----------------------------------
Increase (Decrease) in Net Assets:                                                               2005                2004
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                  Investment income -- net ............................................    $    16,926,054     $     9,256,200
                  Realized gain -- net ................................................        185,237,400         199,493,500
                  Change in unrealized appreciation -- net ............................        159,284,150         (68,627,985)
                                                                                           -----------------------------------
                  Net increase in net assets resulting from operations ................        361,447,604         140,121,715
                                                                                           -----------------------------------
==============================================================================================================================
Capital Transactions
------------------------------------------------------------------------------------------------------------------------------
                  Proceeds from contributions .........................................      1,040,896,976         751,429,058
                  Fair value of withdrawals ...........................................       (566,946,131)       (514,359,352)
                                                                                           -----------------------------------
                  Net increase in net assets derived from capital transactions ........        473,950,845         237,069,706
                                                                                           -----------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                  Total increase in net assets ........................................        835,398,449         377,191,421
                  Beginning of period .................................................      1,831,300,297       1,454,108,876
                                                                                           -----------------------------------
                  End of period .......................................................    $ 2,666,698,746     $ 1,831,300,297
                                                                                           ===================================

      See Notes to Financial Statements.

Financial Highlights                             Master Large Cap Core Portfolio

                                                                                         For the Year Ended
                                                                                             October 31,
The following ratios have been derived from information          ------------------------------------------------------------------
provided in the financial statements.                               2005          2004          2003            2002         2001
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                  Total investment return ................            18.35          9.61         25.11         (8.13%)          --
                                                                 ==================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................              .51           .52           .54           .57%          .67%
                                                                 ==================================================================
                  Investment income -- net ...............              .72           .57           .48           .83%          .59%
                                                                 ==================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)       $2,666,699    $1,831,300    $1,454,109      $873,704      $412,836
                                                                 ==================================================================
                  Portfolio turnover .....................            93.95        135.48        138.73        150.18%       162.28%
                                                                 ==================================================================

* Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.

      See Notes to Financial Statements.


30     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Notes to Financial Statements                    Master Large Cap Core Portfolio

1. Significant Accounting Policies:

Master Large Cap Core Portfolio (the "Portfolio") is a series of Master Large Cap Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees of the Trust or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      31

Notes to Financial Statements (continued)        Master Large Cap Core Portfolio

      the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) Custodian bank -- The Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets not exceeding $1 billion


32     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Notes to Financial Statements (concluded)        Master Large Cap Core Portfolio

and .45% of average daily net assets in excess of $1 billion. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Portfolio. There is no increase in the aggregate fees paid by the Portfolio for these services.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of October 31, 2005, the Portfolio lent securities with a value of $11,244,452 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended October 31, 2005, MLIM, LLC received $77,387 in securities lending agent fees.

For the year ended October 31, 2005, the Portfolio reimbursed FAM $53,670 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2005 were $2,674,748,983 and $2,184,746,762, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005 and was subsequently renewed for one year under substantially the same terms. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended October 31, 2005.


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      33

Report of Independent Registered Public Accounting Firm
                                                 Master Large Cap Core Portfolio

To the Investors and Board of Trustees of Master Large Cap Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Master Large Cap Core Portfolio, one of the portfolios constituting Master Large Cap Series Trust (the "Trust"), as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio of Master Large Cap Series Trust as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2005


34     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Officers and Trustees of Master Large Cap Series Trust

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of MLIM/FAM-advised funds since 2005;       131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         174 Portfolios
            08543-9011     Trustee               (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
              Trust based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1999 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 61                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Trustee      2005 to  Professor, Harvard University since 1992;             39 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology      59 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of Employee     39 Funds        Kimco Realty
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Corporation
            08543-9095                           Professionals ("CIEBA") since 1986; Member of
            Age: 70                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer
                                                 of International Business Machines Corporation
                                                 ("IBM") and Chief Investment Officer of IBM
                                                 Retirement Funds from 1986 to 1993; Member of
                                                 Investment Advisory Committee of the State of
                                                 New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management Company
                                                 from 1992 to 2004, Vice Chairman thereof from 1998
                                                 to 2004 and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of
                                                 the Virginia Retirement System since 1998, Vice
                                                 Chairman thereof from 2002 to 2005, and Chairman
                                                 thereof since 2005; Director, Montpelier Foundation
                                                 since 1998 and its Vice Chairman since 2000;
                                                 Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member of
                                                 the Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      35

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1999 to  John M. Olin Professor of Humanities, New York        39 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 66                              Trustee thereof since 1980; Dean, Gallatin Division
                                                 of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      1999 to  Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, 39 Funds        None
Cooper      Princeton, NJ               present  P.A. since 1993; President, American Bar Association  59 Portfolios
Ramo        08543-9095                           from 1995 to 1996 and Member of the Board of
            Age: 63                              Governors thereof from 1994 to 1997; Shareholder,
                                                 Poole, Kelly & Ramo, Attorneys at Law, P.C. from
                                                 1977 to 1993; Director of ECMC Group (service
                                                 provider to students, schools and lenders) since 2001;
                                                 Director, United New Mexico Bank (now Wells Fargo)
                                                 from 1983 to 1988; Director, First National Bank of
                                                 New Mexico (now Wells Fargo) from 1975 to 1976;
                                                 Vice President, American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal ofSTI Management (investment adviser)       39 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman andCEO of Salomon Brothers       59 Portfolios
Jr.         08543-9095                           Asset Management from 1992 to 1995; Chairman
            Age: 68                              of Salomon Brothers Equity Mutual Funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock Research and
                                                 U.S. Equity Strategist at Salomon Brothers from 1975
                                                 to 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Trustee      2002 to  Chairman of Fernwood Advisors, Inc. (investment       40 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   60 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 72                              R.P.P. Corporation (manufacturing company) since
                                                 1978; Director of International Mobile
                                                 Communications, Inc. (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            *  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Co-Chairman of the Board and the Audit Committee.


36     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Officers and Trustees of Master Large Cap Series Trust (concluded)

                           Position(s) Length of
                           Held with   Time
Name        Address & Age  Trust       Served    Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999     First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    to       Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          present  since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer             President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional
            Information, which can be obtained  without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees of Merrill Lynch Core Principal Protected Fund (the "Fund") is an independent Trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a Trustee of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is also an independent Trustee. All but one member of the Board of Trustees of Master Large Cap Core Portfolio (the "Portfolio"), the master fund into which the Fund invests a portion of its assets, the members of which are different from the Fund's Board of Trustees, is a non- interested Trustee as that term is defined in the Investment Company Act of 1940, whose only association with the Investment Adviser or other Merrill Lynch affiliates is as a Trustee of the Portfolio and of certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Portfolio's Board are independent Trustees. New Trustee nominees for each Board are chosen as nominees by a Nominating Committee comprised of independent Trustees. All independent Trustees also are members of the appropriate Board's Audit Committee and the independent Trustees meet in executive session at each in-person Board meeting. Each Board and each Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to each group of independent Trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent Trustees' request.

Investment Advisory Agreement -- Matters Considered by the Boards

Every year the Portfolio Board considers approval of the Portfolio's investment advisory agreement. The Portfolio Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Portfolio between the Investment Adviser and an affiliate. Every year the Fund


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      37

Board considers approval of the Fund's investment advisory agreement, taking into consideration the Portfolio's investment advisory and sub-advisory agreement (together, the "Investment Advisory Agreements"). Each Board assesses the nature, scope and quality of the services provided to the Portfolio and the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Portfolio and the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Portfolio and/or the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Portfolio or Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Portfolio's and the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meetings to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Investment Advisory Agreements. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Portfolio's/Fund's portfolio management team of investment strategies used by the Portfolio/Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements and other relationships with the Fund; and
(e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. Since the sub-advisory services are provided by Merrill Lynch Asset Management U.K. Limited, an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Boards considered the sub-advisory agreement as part of the Investment Advisory Agreements. Each Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Portfolio or Fund portfolio holdings, allocation of Portfolio or Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Portfolio and the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Investment Advisory Agreements in May 2005, the independent Trustees' and Board's review included the following:

Services Provided by the Investment Adviser -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Portfolio and the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Portfolio's/ Fund's investment performance. Each Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years or, in the case of a fund that has been in existence for less than three years, performance since inception. The Fund's performance


38     MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005

Disclosure of Investment Advisory Agreement (concluded)

after fees and expenses ranked in the first quintile for the one-year period ended March 31, 2005 and the first quintile for the period since inception through March 31, 2005. Considering these factors, each Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreements.

The Investment Adviser's Personnel and Investment Process -- Each Board reviews at least annually the Portfolio's/Fund's investment objectives and strategies. Each Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, each Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviews the Investment Adviser's compensation policies and practices with respect to the Portfolio's and the Fund's portfolio managers. Each Board also considered the experience of the Portfolio's and the Fund's portfolio manager and noted that Mr. Doll has more than 20 years experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Portfolio and the Fund. Each Board concluded that each of the Portfolio and the Fund benefits from that expertise.

Management Fees and Other Expenses -- Each Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as off-shore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. Each Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Fund's contractual management fees and total expenses were equal to the median of fees and expenses charged by comparable funds as determined by Lipper. The Fund's actual management fees were higher than the median fees of such comparable funds. Each Board has concluded that the Portfolio's and the Fund's management fees and fee rates and overall expense ratios were reasonable compared to those of other comparable funds.

Profitability -- Each Board considers the cost of the services provided to the Portfolio and the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. Each Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided. Each Board also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions.

Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Portfolio/Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Portfolio/Fund to participate in these economies of scale. Each Board noted that the Portfolio's management fee schedule includes breakpoints that reduce the management fee rate as the Portfolio's assets increase above certain levels. The Boards also noted that such breakpoints should allow the Fund to share in such economies of scale as its assets increase. The Fund Board also considered the Investment Adviser's agreement to waive the Fund's advisory fee by the amount it pays to the Portfolio's investment adviser. The Fund Board also noted that if all the Fund's assets are irreversibly allocated to the Fund's Protection Component under the terms of the Warranty Agreement, the management fee will be reduced to 0.25%. While there was no evidence to date that the Portfolio's or the Fund's assets have reached a level where such economies are effectively available, each Board will continue to seek information relating to economies of scale.

Conclusion

After the independent Trustees deliberated in executive session, the entire Board of each of the Portfolio and the Fund, including all of the independent Trustees, approved the renewal of the existing Investment Advisory Agreements, including the sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the applicable shareholders.


       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND      OCTOBER 31, 2005      39

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Core Principal Protected Fund
Of Merrill Lynch Principal Protected Trust
Box 9011
Princeton, NJ
08543-9011

                                                                   #CPP -- 10/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 12 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust
         (a) Audit Fees - Fiscal Year Ending October 31, 2005 - $26,500
                          Fiscal Year Ending October 31, 2004 - $25,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2005 - $0
                                  Fiscal Year Ending October 31, 2004 - $0

         (c) Tax Fees - Fiscal Year Ending October 31, 2005 - $5,700
                        Fiscal Year Ending October 31, 2004 - $5,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees - Fiscal Year Ending October 31, 2005 - $0
                              Fiscal Year Ending October 31, 2004 - $0

         Master Large Cap Core Portfolio of Master Large Cap Series Trust

         (a) Audit Fees - Fiscal Year Ending October 31, 2005 - $35,000
                          Fiscal Year Ending October 31, 2004 - $33,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2005 - $0
                                  Fiscal Year Ending October 31, 2004 - $0

         (c) Tax Fees - Fiscal Year Ending October 31, 2005 - $8,700
                        Fiscal Year Ending October 31, 2004 - $8,000

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees - Fiscal Year Ending October 31, 2005 - $0
                              Fiscal Year Ending October 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2005 - $6,277,749
             Fiscal Year Ending October 31, 2004 - $13,270,096

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -  Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Core Principal Protected Fund of Merrill Lynch
    Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust

Date: December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Core Principal Protected Fund of Merrill Lynch
    Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust

Date: December 16, 2005


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Core Principal Protected Fund of Merrill Lynch
    Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust

Date: December 16, 2005